June 3, 2026 Interim Results from the Randomized, Controlled  Phase 2 CRDF-004 Trial Onvansertib + SoC Chemo/Bevacizumab in First-Line RAS-Mutated mCRC

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Program Overview Mani Mohindru, PhD, President and CEO CRDF-004 Clinical Update & Path Forward Mani Mohindru, PhD, President and CEO KOL Perspectives Heinz-Josef Lenz, MD, University Professor of Medicine, Population and Public Health Sciences and Cancer Biology; Professor of Medicine and Preventive Medicine of USC. He serves as Co-Leader of the Gastrointestinal Cancers Program and Co-Director of the USC Center for Cancer Drug Development Josep Tabernero, MD, PhD, Head of the Medical Oncology Department at Vall d’Hebron University Hospital, Professor of Medicine at the Universitat de Vic and Director of the Vall d’Hebron Institute of Oncology Q&A AGENDA Mani Mohindru, PhD President and CEO GI ONCOLOGY KOLS: CARDIFF LEADERSHIP: Heinz-Josef Lenz, MD Josep Tabernero, MD, PhD

Program Overview CRDF-004 Clinical Update Path Forward FIRST-LINE RAS-MUTATED mCRC ONVANSERTIB

Highly selective PLK1 inhibitor with practice-changing potential in first-line RAS-mutated metastatic colorectal cancer *ORR reflects BICR. PFS reflects Investigator Assessment* ORR: Objective Response Rate; PFS: Progression Free Survival; BICR: Blinded Independent Central Review First-line RAS-mutated mCRC, is an area of high unmet need and limited innovation Practice-changing potential in large, underserved populations Opportunity for market expansion, including in rare RAS-driven cancers such as CMML Large Commercial Opportunity Successful End-of-Phase 2 meeting: aligned on the registrational trial in first-line RAS-mutated mCRC Dose and chemo regimen selected: 30 mg onvansertib + FOLFIRI/bev Ph 3 designed to allow for Accelerated Approval (ORR) and full approval (PFS) Clear Registrational Path 72% ORR in randomized Phase 2 trial, +30% over SoC; median PFS not reached vs 12.2 months in SoC* Synergy with FOLFIRI/bev in first-line RAS-mut mCRC with a favorable safety profile Confirms earlier efficacy shown in Ph 1b/2 trial in second-line KRAS-mut mCRC in bev-naïve patients Strong Efficacy in RAS-mutated mCRC

Positioned to address the first-line RAS-mutated mCRC market

~150,000 newly diagnosed CRC patients in U.S.; 20% present metastatic disease*

Blockbuster potential:

Onvansertib targets **All RAS-mut mCRC**



Chart Area
RAS-mutated
~50%
RAS Wild Type
~50%
G12C
~4%

1st Line Standard-of-Care Remains Unchanged for Two Decades

Chemotherapy (FOLFOX/FOLFIRI/FOLFOXIRI) + Bevacizumab (Avastin®)

No approvals specific to panRAS-mut mCRC

For patients with mCRC

15% 5-year relative OS

Less than **12** months median PFS

*American Cancer Society; NCI SEER database
CRC, colorectal cancer; mCRC, metastatic colorectal cancer

6

Large unmet need in first-line mCRC: efficacy data from existing therapies Targeted agent Trial Mechanism of action Trial population Sample size ORR Exp. vs Ctrl. PFS (months) Exp. vs Ctrl. Hazard ratio bevacizumab IFL/bev vs IFL Antiangiogenic KRAS WT or mutant All ITT patients Mutant only1 813 78 45% vs 35% 43% vs 41% 10.6 vs 6.2 9.3 vs 5.5 0.54 p<0.0001 0.41 FOLFOXIRI/bev (TRIBE trial) FOLFOXIRI/bev vs FOLFIRI/bev Chemo RAS WT or mutant All ITT patients Mutant only1 508 236 65% vs 54% 66% vs 55% 12.3 vs 9.7 12.0 vs 9.5 0.77 p=0.006 0.78 Data from positive first-line mCRC chemo/bev Phase 3 clinical trials by RAS-mutated status* * Source: bevacizumab: USPI from accessdata.fda.gov, Hurwitz H, et al. The Oncologist 2009. FOLFOXIRI: Cremolini C, et al. Lancet Oncol 2015. 1. RAS mutation was evaluated retrospectively and tumor samples for RAS analysis were not available for all patients.

Program Overview CRDF-004 Clinical Update (Data cut-off Mar 18, 2026) Path Forward FIRST-LINE RAS-MUTATED mCRC ONVANSERTIB

mCRC: metastatic colorectal cancer; ORR: objective response rate; DoR: duration of response; PFS: progression free survival; SoC: standard of care; onv: onvansertib; bev: bevacizumab CRDF-004: dose-finding, randomized, controlled Phase 2 trial in first-line patients with RAS-mutated mCRC First-line SoC: Chemo + bevacizumab First-line SoC: Chemo + bevacizumab 28 DAY CYCLE 6 7 8 9 10 11 12 13 14 20 21 22 23 24 25 26 27 28 ONVANSERTIB ONVANSERTIB ENROLLMENT CRITERIA ENDPOINTS* Primary: Secondary: ORR DoR and PFS First-line mCRC KRAS+/NRAS+ No BRAF-V600 or MSI-H/dMMR Unresectable No prior bev ITT=110 R Onv 30mg + Onv 20mg + SoC alone 6 RANDOMIZATION ARMS * Assessed by blinded independent central review (BICR) Patient’s tumors are scanned every 8 weeks 1. FOLFIRI/bev 2. FOLFOX/bev 3. FOLFIRI/bev 4. FOLFOX/bev 5. FOLFIRI/bev 6. FOLFOX/bev

Demographics and baseline characteristics

	FOLFIRI/bev (N=19)	Onv 20 mg + FOLFIR/bev (N=18)	Onv 30 mg + FOLFIRI/bev (N=18)	FOLFOX/bev (N=18)	Onv 20 mg + FOLFOX/bev (N=18)	Onv 30 mg + FOLFOX/bev (N=19)
Age (years)						
Mean (SD)	55.41 (14.34)	52.41 (13.13)	59.67 (12)	56.24 (12.04)	59.41 (14.5)	60.11 (14.1)
Median (Min, Max)	53 (32, 81)	52 (30, 78)	60 (34, 81)	57 (34, 82)	66 (34, 79)	59.5 (39, 86)
ECOG						
0	6 (31.6%)	13 (72.2%)	11 (61.1%)	7 (38.9%)	10 (55.6%)	11 (57.9%)
1	11 (57.9%)	4 (22.2%)	7 (38.9%)	10 (55.6%)	7 (38.9%)	7 (36.8%)
Stage at initial diagnosis*						
STAGE IV	9 (47.4%)	10 (55.6%)	14 (77.8%)	9 (50.0%)	11 (61.1%)	13 (68.4%)
STAGE III	4 (21.1%)	4 (22.2%)	2 (11.1%)	6 (33.3%)	2 (11.1%)	3 (15.8%)
STAGE II	3 (15.8%)	2 (11.1%)	2 (11.1%)	2 (11.1%)	3 (16.7%)	1 (5.3%)
STAGE I	0	1 (5.6%)	0	0	1 (5.6%)	1 (5.3%)
Side of tumor						
RIGHT	5 (26.3%)	8 (44.4%)	6 (33.3%)	8 (44.4%)	7 (38.9%)	7 (36.8%)
LEFT	6 (31.6%)	7 (38.9%)	6 (33.3%)	5 (27.8%)	8 (44.4%)	4 (21.1%)
BILATERAL	6 (31.6%)	2 (11.1%)	6 (33.3%)	4 (22.2%)	2 (11.1%)	7 (36.8%)
Liver metastasis at study entry						
Yes	10 (52.6%)	10 (55.6%)	14 (77.8%)	10 (55.6%)	12 (66.7%)	14 (73.7%)
No	7 (36.8%)	7 (38.9%)	4 (22.2%)	7 (38.9%)	5 (27.8%)	4 (21.1%)
Liver only disease						
No	15 (78.9%)	15 (83.3%)	11 (61.1%)	14 (77.8%)	16 (88.9%)	15 (78.9%)
Yes	2 (10.5%)	2 (11.1%)	7 (38.9%)	3 (16.7%)	1 (5.6%)	3 (15.8%)
Number of metastatic organs						
Multiple	11 (57.9%)	9 (50.0%)	9 (50%)	9 (50.0%)	13 (72.2%)	15 (78.9%)
Single	6 (31.6%)	8 (44.4%)	9 (50%)	8 (44.4%)	4 (22.2%)	3 (15.8%)
Prior adjuvant or neo-adjuvant chemo						
No	13 (68.4%)	12 (66.7%)	14 (77.8%)	12 (66.7%)	12 (66.7%)	16 (84.2%)
Yes	4 (21.1%)	5 (27.8%)	4 (22.2%)	5 (27.8%)	5 (27.8%)	2 (10.5%)

*Missing in one patient

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Population, n FOLFIRI/bev Onv 20mg + FOLFIRI/bev Onv 30mg + FOLFIRI/bev FOLFOX/bev Onv 20mg + FOLFOX/bev Onv 30mg + FOLFOX/bev Total Intent-to-treat (ITT) 19 18 18 18 18 19 110 Safety population (dosed) 17 17 18 17 17 18 104 Patients still on study treatment 1 5 4 0 3 1 14 Trial is ongoing as of March 18, 2026 cut-off: 13 of 14 remaining patients are on onvansertib + SOC chemo/bev

Onv 30 mg + FOLFIRI/bev delivers superior ORR & depth of response: 30% improvement in ORR over FOLFIRI/bev Onv 20 mg/Onv 30 mg + FOLFIRI/bev (n=36) Combined ORR: 58.3% (21) Objective Response Rate (per BICR)  - ITT Analysis ** CR at last assessment; unconfirmed due to discontinuation for curative surgery * Residual non-target disease (Non-CR/Non-PD) Patients that are not-evaluable or do not have target lesions are not shown in the plots PR Stable Disease Progressive Disease CR Confirmed ORR (n) Onv 20 mg + FOLFIRI/bev (n=18) 44.4% (8/18) FOLFIRI/bev (n=19) 42.1% (8/19) Onv 30 mg + FOLFIRI/bev (n=18) 72.2% (13/18) Best % Change from Baseline > On Treatment > > > > > > > > > > ** * * * *

Onv 30 mg + FOLFIRI/bev demonstrates longer duration of treatment 9 of 10 remaining patients on onv + FOLFIRI/bev Onv 30 mg + FOLFIRI/bev Onv 20 mg + FOLFIRI/bev Control Arm (FOLFIRI/bev) Patients that are not evaluable are not shown in the plots (n=19) (n=18) (n=18) Reason For Discontinuation Adverse Event To Pursue Surgery Progressive Disease (Investigator) Other Patient Decision Death First Response Scan > On Treatment Time on Trial by Best Confirmed Response Partial Response Stable Disease Complete Response > > > > > > > > > > > Some patients on treatment for >18+ months

% Change in target lesions from baseline Patients that are not-evaluable or do not have target lesions are not shown in the plots. Onv 30 mg + FOLFIRI/bev demonstrates deep and durable tumor shrinkage over time Control Arm (FOLFIRI/bev) Onv 20 mg + FOLFIRI/bev Onv 30 mg + FOLFIRI/bev (n=19) (n=18) (n=18) > > > > > > > > > > Best Confirmed Response Stable Disease Partial Response Complete Response > On Treatment

Onv (20 & 30 mg) + FOLFIRI/bev shows improved PFS vs SoC (FOLFIRI/bev & FOLFOX/bev)



BICR Assessment
Probability of Progression Free Survival
1.00
0.75
0.50
0.25
0.00
Onv (30mg & 20mg) + FOLFIRI/bev
Combined SoC (FOLFIRI/bev & FOLFOX/bev)
0
6
12
18
24
Months from Randomization
No. at risk
36
23
12
2
37
18
5
1



Investigator Assessment
Probability of Progression Free Survival
1.00
0.75
0.50
0.25
0.00
Onv (30mg & 20mg) + FOLFIRI/bev
Combined SoC (FOLFIRI/bev & FOLFOX/bev)
0
6
12
18
24
Months from Randomization
No. at risk
36
23
11
2
37
17
8
1

	FOLFIRI/bev + FOLFOX/bev	Onv (20 & 30mg) + FOLFIRI/bev
N	37	36
Median PFS	11.07	NR*
HR (95% CI)	0.44 (0.15, 1.25)	

	FOLFIRIbev + FOLFOX/bev	Onv (20 & 30mg) + FOLFIRI/bev
N	37	36
Median PFS	10.97	NR*
HR (95% CI)	0.53 (0.25, 1.15)	

HR: hazard ratio; PFS: Progression Free Survival; BICR: Blinded Independent Central Review; * Nine patients still on study

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Onv 30 mg + FOLFIRI/bev shows improved PFS vs FOLFIRI/bev BICR Assessment Investigator Assessment FOLFIRI/bev Onv 30 mg + FOLFIR/bev N 19 18 Median PFS 18.89* NR** HR (95% CI) 0.55 (0.15, 2.09) FOLFIRI/bev Onv 30 mg + FOLFIR/bev N 19 18 Median PFS 12.22* NR** HR (95% CI) 0.57 (0.2, 1.65) *Discordance in median PFS in FOLFIRI/ bev arm due to investigator-assessed progressive disease (PD) and discontinuation prior to BICR confirmation of progression **Four patients still on study Onv 30 mg + FOLFIRI/bev FOLFIRI/bev BICR Assessment Investigator Assessment Onv 30 mg + FOLFIRI/bev FOLFIRI/bev

STAGE I at initial diagnosis excluded due to too few patients to meaningfully analyze. Forest plot of ORR (BICR) by baseline characteristics demonstrates consistent benefit across subgroups with Onv 30 mg + FOLFIRI/bev Onv 30 mg + FOLFIRI/bev vs FOLFIRI/bev N Difference in ORR (95% CI) Level Favors treatment group Favors control group

Forest plot of PFS* by baseline characteristics demonstrates trends in benefit across subgroups with Onv 30 mg + FOLFIRI/bev * Progressive disease events were based on events of BICR and Investigator assessments. The earliest reported date was used for a conservative estimate STAGE I at initial diagnosis excluded due to too few patients to meaningfully analyze.

Onvansertib shows no unexpected, overlapping, or new toxicities when added to FOLFIRI/bev or FOLFOX/bev

	FOLFIRI/bev (N=17)		Onv 20 mg + FOLFIRI/bev (N=17)		Onv 30 mg + FOLFIRI/bev (N=18)		FOLFOX/bev (N=17)		Onv 20 mg + FOLFOX/bev (N=17)		Onv 30 mg + FOLFOX/bev (N=18)	
Number (%) of Participants: by Preferred Term	Any Grade n (%)	Gr ≥ 3 n (%)	Any Grade n (%)	Gr ≥ 3 n (%)	Any Grade n (%)	Gr ≥ 3 n (%)	Any Grade n (%)	Gr ≥ 3 n (%)	Any Grade n (%)	Gr ≥ 3 n (%)	Any Grade n (%)	Gr ≥ 3 n (%)
Participants with events	17 (100.0)	15 (88.2)	17 (100.0)	13 (76.5)	18 (100.0)	15 (83.3)	16 (94.1)	11 (64.7)	17 (100.0)	12 (70.6)	18 (100.0)	16 (88.9)
Nausea	9 (52.9)	1 (5.9)	13 (76.5)	1 (5.9)	12 (66.7)	0	11 (64.7)	1 (5.9)	12 (70.6)	0	11 (61.1)	0
Fatigue	9 (52.9)	0	12 (70.6)	0	11 (61.1)	0	10 (58.8)	2 (11.8)	12 (70.6)	1 (5.9)	10 (55.6)	0
Diarrhea	11 (64.7)	1 (5.9)	13 (76.5)	2 (11.8)	9 (50.0)	0	8 (47.1)	1 (5.9)	7 (41.2)	1 (5.9)	7 (38.9)	0
Neutrophil count decreased	9 (52.9)	5 (29.4)	5 (29.4)	2 (11.8)	7 (38.9)	3 (16.7)	5 (29.4)	5 (29.4)	7 (41.2)	4 (23.5)	7 (38.9)	4 (22.2)
Peripheral sensory neuropathy	5 (29.4)	0	2 (11.8)	0	3 (16.7)	0	6 (35.3)	0	10 (58.8)	2 (11.8)	11 (61.1)	1 (5.6)
Vomiting	6 (35.3)	1 (5.9)	8 (47.1)	0	7 (38.9)	0	5 (29.4)	1 (5.9)	7 (41.2)	1 (5.9)	4 (22.2)	0
Hypertension	6 (35.3)	2 (11.8)	8 (47.1)	3 (17.6)	7 (38.9)	3 (16.7)	3 (17.6)	0	5 (29.4)	1 (5.9)	7 (38.9)	5 (27.8)
Constipation	3 (17.6)	1 (5.9)	6 (35.3)	0	5 (27.8)	0	2 (11.8)	0	10 (58.8)	0	8 (44.4)	0
Abdominal pain	5 (29.4)	2 (11.8)	4 (23.5)	1 (5.9)	7 (38.9)	1 (5.6)	4 (23.5)	0	6 (35.3)	1 (5.9)	7 (38.9)	1 (5.6)
Decreased appetite	7 (41.2)	1 (5.9)	5 (29.4)	0	7 (38.9)	1 (5.6)	4 (23.5)	0	7 (41.2)	0	3 (16.7)	0
Epistaxis	4 (23.5)	0	9 (52.9)	0	7 (38.9)	0	4 (23.5)	0	5 (29.4)	0	4 (22.2)	0
Anemia	4 (23.5)	1 (5.9)	7 (41.2)	1 (5.9)	5 (27.8)	1 (5.6)	3 (17.6)	0	4 (23.5)	1 (5.9)	8 (44.4)	4 (22.2)
Platelet count decreased	2 (11.8)	1 (5.9)	4 (23.5)	0	3 (16.7)	1 (5.6)	7 (41.2)	1 (5.9)	7 (41.2)	0	8 (44.4)	2 (11.1)
Weight decreased	7 (41.2)	2 (11.8)	2 (11.8)	1 (5.9)	6 (33.3)	0	2 (11.8)	0	3 (17.6)	0	5 (27.8)	1 (5.6)
Alopecia	5 (29.4)	0	4 (23.5)	0	6 (33.3)	0	2 (11.8)	0	5 (29.4)	0	2 (11.1)	0
Dizziness	3 (17.6)	0	4 (23.5)	0	2 (11.1)	0	3 (17.6)	0	5 (29.4)	0	7 (38.9)	0
Headache	4 (23.5)	0	7 (41.2)	0	2 (11.1)	0	4 (23.5)	0	6 (35.3)	0	1 (5.6)	0
Hypokalemia	4 (23.5)	1 (5.9)	3 (17.6)	2 (11.8)	5 (27.8)	2 (11.1)	5 (29.4)	1 (5.9)	3 (17.6)	0	4 (22.2)	1 (5.6)
Insomnia	0	0	5 (29.4)	0	4 (22.2)	0	3 (17.6)	0	6 (35.3)	0	6 (33.3)	0
Stomatitis	3 (17.6)	1 (5.9)	7 (41.2)	0	3 (16.7)	0	6 (35.3)	0	3 (17.6)	0	1 (5.6)	0
White blood cell count decreased	5 (29.4)	1 (5.9)	5 (29.4)	0	5 (27.8)	0	6 (35.3)	2 (11.8)	0	0	2 (11.1)	1 (5.6)
Dysgeusia	2 (11.8)	0	1 (5.9)	0	4 (22.2)	0	5 (29.4)	0	5 (29.4)	0	5 (27.8)	0

*Data cut-off March 18, 2026, from an ongoing trial and unlocked EDC database. events shown occurred in ≥20% of total patients; Subjects reporting more than one adverse event (AE) within a preferred term are counted only once in that preferred term. For subjects reporting more than one AE within a preferred term, the AE with maximum grade is included in the table.

19

Patients that are not evaluable are not shown in the plots Onvansertib adds no consistent meaningful benefit to FOLFOX/bev Best confirmed Response PR Stable Disease Progressive Disease CR Confirmed ORR (n) FOLFOX/bev (n=18) 44.4% (8) Onv 20 mg + FOLFOX/bev (n=18) 55.6% (10) Onv 30 mg + FOLFOX/bev (n=19) 47.4 (9) > On Treatment Best % Change from Baseline Progression Free Survival FOLFOX/bev (n=18) Onv 20 mg + FOLFOX/bev (n=18) Onv 30 mg + FOLFOX/bev (n=19) Median (95% CI) Median (95% CI) Hazard Ratio (95% CI) Median (95% CI) Hazard Ratio (95% CI) BICR only 11.07 (10.18-NR) 14.13 (10.94-NR) 1.14 (0.32, 4.04) 11.37 (9.4-NR) 2.2 (0.67, 7.28) Investigator only 9.89 (9.23-NR) 12.78 (7.39-NR) 1.02 (0.39, 2.64) 11.37 (8.15-NR) 1.81 (0.64, 5.08) Objective Response Rate (per BICR)a  - ITT Analysis > > > >

Mechanistic rationale for onvansertib's synergy with FOLFIRI but not FOLFOX

- **Onvansertib & irinotecan both cause HIF1α suppression (anti-angiogenic effects)**
- **Onvansertib may inhibit DNA-repair pathway activated upon irinotecan-induced DNA damage**

Topoisomerase I inhibitors (Irinotecan/SN38) + Onvansertib	Oxaliplatin + Onvansertib
✔ Both suppress HIF1α → dual anti-angiogenic effect	✖ Oxaliplatin has low impact on HIF1a suppression — no shared antiangiogenic effect
✔ Irinotecan-induced double stranded breaks (DSBs) rely on PLK1-dependent Homologous Recombination repair	✖ Oxaliplatin induced DNA damage uses Nucleotide Excision Repair mechanism — limited/no role of PLK1


HCT116_SN38
Nx
Hypoxia (1%O2)
(-)
(-)
5
50
500
(nM)
HIF1α
B-Actin

SN38 decreases HIF1α in a dose-dependent manner;
HIF1α less sensitive to oxaliplatin


HCT116_OXALIPLATIN
Nx
Hypoxia (1%O2)
(-)
(-)
5
500
5000
(nM)
HIF1α
B-Actin

HCT116 is a human colorectal cell line; Irinotecan, a component of FOLFIRI, is a prodrug of SN38

21

CRDF-004 Phase 2 trial: key goals/endpoints achieved Primary Endpoint: ORR Secondary Endpoint: PFS Primary Goal: DOSE + CHEMO SELECTION 30 mg onvansertib + FOLFIRI/bev Selected the efficacious and safe dose of onvansertib + SoC for the registrational program 30% improvement in ORR 30 mg onvansertib + FOLFIRI/bev demonstrated improvement in ORR compared to SoC Median PFS not yet reached vs SoC 9 of 14 patients remain on onvansertib + FOLFIRI/bev treatment; median PFS not reached but reached in SoC

Program Overview CRDF-004 Clinical Update Path Forward FIRST-LINE RAS-MUTATED mCRC ONVANSERTIB

Proposed pivotal trial design in first-line RAS-mutated mCRC FDA End-of-Phase 2 meeting completed in 2Q 2026 ENROLLMENT CRITERIA ENDPOINTS Dual Primary Endpoints: Secondary: ORR and PFS DoR and OS Design details: Proposed sample size ~ 640 patients >90% power to detect PFS and ORR difference in the two arms Potential for accelerated approval based on ORR and durability of responses FDA feedback received, EMA feedback pending Onvansertib 30 mg + FOLFIRI/bevacizumab Randomize 1:1 CRDF-005 FOLFIRI/bevacizumab First-line mCRC KRAS+/NRAS+ No BRAF-V600 or MSI-H/dMMR Unresectable No prior bev

Key takeaways for onvansertib mCRC, metastatic colorectal cancer; bev, bevacizumab; ORR, objective response rate; PFS, progression-free survival; PLK1, polo-like kinase 1; SoC, standard of care Onvansertib: highly selective, oral, small molecule inhibitor of PLK1 Large Unmet Need Proven Synergy with FOLFIRI/bev Two clinical studies demonstrate improved outcomes in bev-naïve patients, validating combination synergy No meaningful treatment advances in first-line RAS-mutated mCRC in over 20 years Advancement to Registrational Trial Improved Efficacy in 1L RAS-mut mCRC Phase 2 CRDF-004 data show 72% ORR at 30mg, +30% over SoC; median PFS not reached with some patients on treatment > 18 months 30 mg dose selected; Phase 3 designed for accelerated approval via ORR and full approval via PFS Clean Safety Profile No added safety signals — side effects consistent with background therapy

KOL perspectives: mCRC market and therapeutic landscape Josep Tabanero, M.D., PhD., is Head of the Medical Oncology Department at Vall d’Hebron University Hospital, Professor of Medicine at the Universitat de Vic and Director of the Vall d’Hebron Institute of Oncology. Heinz Josef-Lenz, M.D., is a University Professor of Medicine, Population and Public Health Sciences and Cancer Biology; Professor of Medicine and Preventive Medicine of USC. He serves as Co-Leader of the Gastrointestinal Cancers Program and Co-Director of the USC Center for Cancer Drug Development.

Heinz-Josef Lenz, MD Mani Mohindru, PhD President & CEO Joshua Muntner  CFO Josep Tabernero, MD, PhD Q&A GI ONCOLOGY KOLS: CARDIFF LEADERSHIP: